Exhibit 99

FOR IMMEDIATE RELEASE

Contact:  (Investment Community) List Underwood (205) 801-0265
          (News Media) Jim Underwood (205) 326-5184



          AMSOUTH REPORTS RECORD FOURTH QUARTER AND FULL YEAR EARNINGS

           Earnings per share up 18.8 percent; ROE exceeds 19 percent

         BIRMINGHAM, ALABAMA, JANUARY 19, 1999 --- AmSouth Bancorporation announced today record fourth quarter earnings of $68.4 million, or $.57 per diluted share ($.58 basic), and full-year earnings of $262.7 million, or $2.17 per diluted share ($2.20 basic).

         Fourth quarter 1998 earnings per share of $.57 increased 18.8 percent over the $.48 recorded in the fourth quarter of 1997, while net income of $68.4 million increased 16.1 percent over the $58.9 million earned in the fourth quarter of 1997. AmSouth's fourth quarter 1998 performance resulted in a return on average equity of 19.12 percent, the highest quarterly return on equity since the company was founded, and a return on average assets of 1.37 percent.

         For the year, AmSouth's earnings represent a 16.2 percent increase over 1997 net income of $226.2 million and a 19.2 percent increase over 1997 diluted earnings per share of $1.82. AmSouth's 1998 performance resulted in a return on average equity for the year of 18.56 percent, the highest annual return on equity in the company's history, and a return on average assets of 1.35 percent. The company's efficiency ratio for the year was 55.37 percent.

         "We are delighted that AmSouth's strong performance continues to create superior returns for our shareholders," said C. Dowd Ritter, chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank. AmSouth shareholders realized a total gain, including stock price appreciation and dividends, of 28.7 percent during 1998.

         "Our shareholder return outperformed the S&P 500 during 1998 and is almost three times higher than the S&P Major Regional Bank Index," Ritter said, adding that AmSouth's total return for the four-year period ended December 31, 1998, was 355 percent.

         AmSouth's record fourth quarter net income maintains the company's strong financial performance record that now extends to 16 consecutive quarters of increased earnings per share and 14 consecutive quarters of higher return on equity. "For the four-year period ending on December 31, 1998, AmSouth's earnings per share have grown at a compounded annual rate of 22.0 percent," Ritter said.

         This success, along with AmSouth's attractive Southeast market, also creates a solid foundation for future growth, according to Ritter. "Our 6,500 highly skilled employees are meeting more of our customers' needs and building stronger customer relationships today than ever before, and we are confident that our employees can maintain that momentum in the years ahead," Ritter said.

         AmSouth's confidence is reflected in new, higher goals set by senior management in October 1998. "Our previous goals included achieving an 18 percent return on equity by the end of 1999. We surpassed that performance level in the second quarter of 1998, so we have raised the bar even higher," Ritter states.

         AmSouth will now focus on achieving a return on equity of 20 to 22 percent, sustaining annual earnings per share growth averaging at least 12 to 15 percent over the long term, and improving the company's efficiency ratio to 50 percent or lower, according to Ritter. "Taken as a set, these goals are the most aggressive publicly stated financial goals of any bank in the nation," Ritter said.

         Fourth quarter highlights cited by Ritter include increasing the corporation's quarterly dividend 25 percent to $.25 per share. AmSouth holds Moody's Investors Service's "Dividend Achiever" designation for increasing dividends for 26 consecutive years. In addition, Standard & Poor's includes AmSouth among its list of 32 "dividend aristocrats," defined as companies that offer above average long-term total return potential as well as a measure of stability and security.

         The company also repurchased approximately 1.0 million shares during the fourth quarter, increasing the total stock repurchased during 1998 to 3.5 million shares and the total repurchased since January 1, 1995 to 18.8 million shares.

         "AmSouth made outstanding progress during 1998 toward our goal of addressing year 2000," Ritter said. AmSouth successfully completed comprehensive off-site testing of all its mission-critical computer systems in October and ended the year well ahead of the regulatory schedule for year 2000 testing, according to Ritter.

         Compared with the fourth quarter of 1997, fourth quarter 1998 net interest income increased 5.4 percent, reflecting growth in average interest-earning assets of 8.5 percent. Average managed loans net of unearned income excluding residential first mortgages and other loans sold increased 23.1 percent over a year ago led by an 18.5 percent increase in average home equity lending, a 32.6 percent increase in average dealer indirect loans, and a 25.7 percent increase in average managed commercial loans. AmSouth's Florida franchise, located primarily in areas projected to rank among the fastest growing in the nation, led the company in commercial, commercial real estate and home equity lending growth.

         Total fourth quarter noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $85.3 million, an increase of $14.3 million, or 20.2 percent, compared with the fourth quarter of 1997. Fourth quarter 1998 noninterest expenses were $147.7 million, an increase of 9.3 percent over last year's fourth quarter.

         Net charge-offs were .35 percent of average net loans in the fourth quarter of 1998 compared to .51 percent in the fourth quarter of 1997. At December 31, 1998, total nonperforming assets were $77. 1 million, or .60 percent of loans net of unearned income, foreclosed properties and repossessions, a decline from .68 percent the previous year.

         AmSouth is a regional bank holding company headquartered in Birmingham. At December 31, the company reported assets of $19.9 billion, ranking it among the top 50 banking institutions in the U.S. AmSouth operates more than 270 banking offices and 600 ATMs in Alabama, Florida, Tennessee and Georgia. AmSouth and its subsidiaries provide a full line of traditional and nontraditional financial services including consumer and commercial banking, small business banking, mortgage loans, trust services and investment management.

                                                       AMSOUTH BANCORPORATION
                                                             (UNAUDITED)
                                                (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                  Three Months                                 Twelve Months
                                                Ended December 31                            Ended December 31
                                           ---------------------------                  ----------------------------
                                                                              %                                             %
EARNINGS SUMMARY                              1998            1997         Change           1998            1997          Change
                                           ----------------------------------------     -----------------------------------------
Net interest income                        $   179,167    $    170,022          5.4     $    698,970    $    676,277          3.4
Provision for loan losses                       12,300          15,780        (22.1)          58,134          67,399        (13.7)
                                           -----------    ------------                  ------------    ------------
Net interest income after provision            166,867         154,242          8.2          640,836         608,878          5.2
Noninterest revenues                            85,252          70,949         20.2          346,626         266,004         30.3
Noninterest expenses                           147,673         135,101          9.3          582,117         526,192         10.6
                                           -----------    ------------                  ------------    ------------
Income before income taxes                     104,446          90,090         15.9          405,345         348,690         16.2
Income taxes                                    36,071          31,198         15.6          142,633         122,523         16.4
                                           -----------    ------------                  ------------    ------------
Net Income                                 $    68,375    $     58,892         16.1     $    262,712    $    226,167         16.2
                                           ===========    ============                  ============    ============

Earnings per common share                  $      0.58    $       0.49*        18.4     $       2.20    $       1.84*        19.6
Earnings per common share-diluted                 0.57            0.48*        18.8             2.17            1.82*        19.2
Average common shares outstanding              118,089         120,866*                      119,384         123,059*
Average common shares outstanding-
  diluted                                      119,843         122,088*                      121,281         124,120*
End of period common shares
  outstanding                                  118,391         120,805*

                                          Average for                                 Average for
                                         Three Months                                Twelve Months
                                       Ended December 31                           Ended December 31
                                -----------------------------                 ---------------------------
                                                                      %                                         %
BALANCE SHEET SUMMARY                1998            1997           Change       1998            1997         Change
                                -------------------------------------------   ---------------------------------------

Loans net of unearned income      $12,787,915     $12,168,038           5.1   $12,475,539     $12,059,249        3.5
Total investment securities**       5,238,096       4,476,940          17.0     5,383,911       4,564,575       17.9
Interest-earning assets**          18,164,849      16,738,128           8.5    17,978,996      16,696,385        7.7
Total assets                       19,796,296      18,145,256           9.1    19,524,206      18,042,143        8.2
Noninterest-bearing deposits        2,143,062       1,867,575          14.8     2,012,403       1,820,387       10.5
Interest-bearing deposits          10,984,320      10,858,650           1.2    10,938,134      10,743,810        1.8
Total deposits                     13,127,382      12,726,225           3.2    12,950,537      12,564,197        3.1
Shareholders' equity                1,418,840       1,362,506           4.1     1,415,619       1,369,777        3.3

                                           Ending
                                           Balance
                                         December 31
                                -----------------------------
                                                                         %
                                     1998             1997            Change
                                --------------------------------------------


Loans net of unearned income      $12,869,863     $12,237,668           5.2
Total investment securities**       5,106,995       4,737,074           7.8
Interest-earning assets**          18,164,348      17,075,968           6.4
Total assets                       19,901,679      18,622,256           6.9
Noninterest-bearing deposits        2,215,887       2,062,906           7.4
Interest-bearing deposits          11,067,917      10,882,291           1.7
Total deposits                     13,283,804      12,945,197           2.6
Shareholders' equity                1,427,629       1,385,245           3.1

                                                                              1998                                   1997
                                                    ---------------------------------------------------------    ------------
SELECTED RATIOS                                       4th Qtr        3rd Qtr        2nd Qtr        1st Qtr         4th Qtr
                                                    -------------- --------------- ------------- ------------    ------------
Average shareholders' equity to average total assets       7.17%           7.16%        7.27%            7.42%           7.51%
End of period shareholders' equity to end of period
  total assets                                             7.17            7.30         7.11             7.36            7.44
Tier 1 capital to risk-adjusted assets                     6.55**          6.91         6.83             7.22            7.16
Total capital to risk-adjusted assets                     10.80**         11.40        11.27            11.95           10.38
Loans net of unearned income to total deposits            96.88           96.24        95.97            93.97           94.53
Net income (annualized) to average total assets            1.37            1.34         1.34             1.33            1.29
Net income (annualized) to average shareholders'          19.12           18.65        18.48            17.97           17.15
  equity
Book value per common share                           $   12.06       $   12.06    $   11.83       $    11.78      $    11.47*
Tangible book value per common share                  $   10.07       $   10.05    $    9.81       $     9.73      $     9.38*
Efficiency ratio                                          55.58%          55.25%       55.65%           54.97%          55.72%

*    Restated for three-for-two stock split in April 1998
**   Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning equity securities
***  Estimated

                                                  AMSOUTH BANCORPORATION
                                                       (UNAUDITED)
                                                   (DOLLARS IN THOUSANDS)

                                           12/31/98             12/31/97            % Change
                                         ------------         ------------         -----------
LOANS NET OF UNEARNED INCOME
Commercial                               $  3,683,340         $  3,737,550                (1.5)
Commercial real estate - owner
   occupied                                   829,538              749,541                10.7
Commercial real estate -
   nonowner occupied                        2,445,834            1,828,807                33.7
Consumer:
   Residential first mortgages              2,163,797            2,603,474               (16.9)
   Other residential mortgages              1,302,015            1,114,133                16.9
   Dealer indirect                          1,735,619            1,242,771                39.7
   Revolving credit                           265,809              454,889               (41.6)
   Other consumer                             443,911              506,503               (12.4)
                                         ------------         ------------
   Total consumer                           5,911,151            5,921,770                (0.2)
                                         ------------         ------------
Total loans net of unearned income       $ 12,869,863         $ 12,237,668                 5.2
                                         ============         ============

                                              1998                                                                          1997
                                         -----------------------------------------------------------------------------------------
                                             Dec 31              Sep 30              Jun 30              Mar 31            Dec 31
                                         -----------------------------------------------------------------------------------------
NONPERFORMING ASSETS
Nonaccrual loans                         $     66,072         $     74,141         $    75,501         $  88,760         $  71,358
Foreclosed properties                          10,237                9,225               8,035             9,902            11,433
Repossessions                                     828                  967                 761             1,154               632
                                         ------------         ------------         -----------         ---------         ---------
   Total nonperforming assets            $     77,137         $     84,333         $    84,297         $  99,816         $  83,423
                                         ============         ============         ===========         =========         =========

Nonperforming assets to loans net
   of unearned income, foreclosed
   properties and repossessions                 0.60%                0.67%               0.68%             0.82%             0.68%

Accruing loans 90 days past due          $     23,832         $     29,586         $    25,701         $  32,363         $  37,797
                                         ============         ============         ===========         =========         =========

                                              1998                                                                          1997
                                         -----------------------------------------------------------------------------------------
                                             Dec 31              Sep 30              Jun 30              Mar 31            Dec 31
                                         -----------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period           $    175,046         $    174,079         $   179,347         $ 179,197         $ 179,126
Loans charged off                             (16,553)             (12,584)            (19,248)          (20,880)          (22,864)
Recoveries of loans previously
   charged off                                  5,282                5,551               5,446             6,630             7,155
                                         ------------         ------------         -----------         ---------         ---------

   Net charge-offs                            (11,271)              (7,033)            (13,802)          (14,250)          (15,709)
Addition to allowance charged to
   expense                                     12,300                8,000              23,434            14,400            15,780
Allowance sold, net                               -0-                  -0-             (14,900)              -0-               -0-
                                         ------------         ------------         -----------         ---------         ---------
Balance at end of period                 $    176,075         $    175,046         $   174,079         $ 179,347         $ 179,197
                                         ============         ============         ===========         =========         =========

Allowance for loan losses to loans
    net of unearned income                       1.37%                1.40%               1.40%             1.47%             1.46%
Net charge-offs to average loans
    net of unearned income*                      0.35%                0.22%               0.45%             0.47%             0.51%
Allowance for loan losses to
    nonperforming loans                        266.49%              236.10%             230.57%           202.06%           251.12%
Allowance for loan losses to
    nonperforming assets                       228.26%              207.57%             206.51%           179.68%           214.81%

   * Annualized

                                                       AMSOUTH BANCORPORATION
                                           QUARTERLY CONSOLIDATED AVERAGE DAILY BALANCES,
                                            REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                                             (UNAUDITED)


                                              Quarter Ended December 31
                                              1998                                 1997
                                           ------------------------------------  ------------------------------------
(Taxable Equivalent Basis -                  Average        Revenue/   Yield/      Average       Revenue/     Yield/
  Dollars in Thousands)                      Balance        Expense    Rate        Balance       Expense      Rate
                                           ------------------------------------  ------------------------------------
ASSETS
Interest-earning assets:
  Loans net of unearned income             $ 12,787,915    $276,196      8.57%   $ 12,168,038    $268,361       8.75%
  Available-for-sale securities*              3,044,713      52,318      6.82       2,202,087      40,488       7.29
  Held-to-maturity securities:
    Taxable                                   2,079,172      34,403      6.56       2,151,095      36,486       6.73
    Tax-free                                    114,211       2,672      9.28         123,758       3,376      10.82
                                           --------------  ---------             ------------  ----------
      Total held-to-maturity securities       2,193,383      37,075      6.71       2,274,853      39,862       6.95
                                           --------------  ---------             ------------  ----------

Total investment securities                   5,238,096      89,393      6.77       4,476,940      80,350       7.12
Other interest-earning assets                   138,838       1,615      4.61          93,150         987       4.20
                                           --------------  ---------             ------------  ----------

  Total interest-earning assets              18,164,849     367,204      8.02      16,738,128     349,698       8.29
Cash and other assets                         1,768,281                             1,541,105
Allowance for loan losses                      (176,519)                             (179,095)
Market valuation on AFS securities               39,685                                45,118
                                           --------------                        ------------
                                           $ 19,796,296                          $ 18,145,256
                                           ==============                        ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits         $  4,340,072      36,582      3.34       3,871,949      32,925       3.37
  Savings deposits                              981,293       6,107      2.47       1,029,337       7,455       2.87
  Time deposits                               4,641,398      64,825      5.54       5,050,259      70,969       5.58
  Certificates of deposit of $100,000
    or more                                   1,021,557      14,126      5.49         907,105      12,978       5.68
  Federal funds purchased and securities
    sold under agreements to repurchase       1,478,217      17,693      4.75       1,497,408      20,083       5.32
  Other interest-bearing liabilities          3,436,194      47,407      5.47       2,284,497      33,784       5.87
                                           --------------  ---------             ------------  ----------

    Total interest-bearing liabilities       15,898,731     186,740      4.66      14,640,555     178,194       4.83
                                                           ---------  ---------                ----------   ---------

      Net interest spread                                                3.36%                                  3.46%
                                                                      =========                             =========
Noninterest-bearing demand deposits           2,143,062                             1,867,575
Other liabilities                               335,663                               274,620
Shareholders' equity                          1,418,840                             1,362,506
                                           --------------                        ------------
                                           $ 19,796,296                          $ 18,145,256
                                           --------------                        ------------
     Net interest income/margin on a
     taxable equivalent basis                               180,464      3.94%                    171,504       4.07%
                                                                      =========                             =========

Taxable equivalent adjustment:
  Loans                                                         410                                   364
  Securities                                                    887                                 1,118
                                                           ---------                           ----------
    Total taxable equivalent adjustment                       1,297                                 1,482
                                                           ---------                           ----------
      Net interest income                                  $179,167                              $170,022
                                                           =========                           ==========

*Excludes certain noninterest-earning marketable equity securities

                                                       AMSOUTH BANCORPORATION
                                              YTD CONSOLIDATED AVERAGE DAILY BALANCES,
                                            REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                                             (UNAUDITED)


                                              Twelve Months Ended December 31
                                              1998                                 1997
                                           ------------------------------------  ------------------------------------
(Taxable Equivalent Basis -                  Average        Revenue/   Yield/      Average       Revenue/     Yield/
  Dollars in Thousands)                      Balance        Expense    Rate        Balance       Expense      Rate
                                           ------------------------------------  ------------------------------------

ASSETS
Interest-earning assets:
  Loans net of unearned income             $ 12,475,539    $ 1,087,602     8.72%   $ 12,059,249  $  1,053,837    8.74%
  Available-for-sale securities*              3,029,719        212,583     7.02       2,113,217       155,600    7.36
  Held-to-maturity securities:
     Taxable                                  2,242,931        150,045     6.69       2,305,336       156,138    6.77
     Tax-free                                   111,261         11,790    10.60         146,022        15,989   10.95
                                           ------------    -----------             ------------  ------------
         Total held-to-maturity
           securities                         2,354,192        161,835     6.87       2,451,358       172,127    7.02
                                           ------------    -----------             ------------  ------------

  Total investment securities                 5,383,911        374,418     6.95       4,564,575       327,727    7.18
  Other interest-earning assets                 119,546          6,161     5.15          72,561         3,265    4.50
                                           ------------    -----------             ------------  ------------

      Total interest-earning assets          17,978,996      1,468,181     8.17      16,696,385     1,384,829    8.29
Cash and other assets                         1,680,706                               1,490,195
Allowance for loan losses                      (175,954)                               (179,656)
Market valuation on AFS securities               40,458                                  35,219
                                           ------------                            ------------
                                           $ 19,524,206                            $ 18,042,143
                                           ============                            ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits         $  4,084,906        143,144     3.50    $  3,727,911       123,586    3.32
  Savings deposits                            1,013,201         28,395     2.80       1,045,121        29,928    2.86
  Time deposits                               4,804,976        269,111     5.60       5,109,045       281,838    5.52
  Certificates of deposit of $100,000
     or more                                  1,035,051         58,389     5.64         861,733        48,735    5.66
  Federal funds purchased and securities
     sold under agreements to repurchase      1,403,501         71,821     5.12       1,478,394        78,461    5.31
  Other interest-bearing liabilities          3,445,465        192,711     5.59       2,390,758       138,963    5.81
                                           ------------    -----------             ------------  ------------

      Total interest-bearing liabilities     15,787,100        763,571     4.84      14,612,962       701,511    4.80
                                                           -----------    -----                  ------------   -----

         Net interest spread                                               3.33%                                 3.49%
                                                                          =====                                 =====
Noninterest-bearing demand deposits           2,012,403                               1,820,387
Other liabilities                               309,084                                 239,017
Shareholders' equity                          1,415,619                               1,369,777
                                           ------------                            ------------
                                           $ 19,524,206                            $ 18,042,143
                                           ============                            ============
      Net interest income/margin on a
      taxable equivalent basis                                 704,610     3.92%                      683,318    4.09%
                                                                          =====                                 =====

Taxable equivalent adjustment:
Loans                                                            1,756                                  1,712
  Securities                                                     3,884                                  5,329
                                                           -----------                           ------------
      Total taxable equivalent adjustment                        5,640                                  7,041
                                                           -----------                           ------------
         Net interest income                               $   698,970                           $    676,277
                                                           ===========                           ============

*Excludes certain noninterest-earning marketable equity securities

                                            AMSOUTH BANCORPORATION
                                                  (UNAUDITED)
                                             (DOLLARS IN THOUSANDS)

                                         Three Months                          Twelve Months
                                         Ended December 31                     Ended December 31
                                        -----------------------              -----------------------
                                                                     %                                     %
                                           1998         1997       Change       1998         1997       Change
                                        ----------------------------------   ----------------------------------
NONINTEREST REVENUES

Service charges on deposit accounts     $ 26,473     $ 25,233         4.9    $104,709     $ 98,546         6.3
Trust income                              15,627       16,563        (5.7)     66,473       62,094         7.1
Consumer investment services income        8,043        5,950        35.2      31,191       23,500        32.7
Credit card income                         3,713        3,992        (7.0)     14,906       15,063        (1.0)
Mortgage income                            5,537        1,809       206.1      18,346        6,583       178.7
Interchange income                         4,296        3,454        24.4      15,469       12,155        27.3
Other noninterest revenues                21,563       13,948        54.6      67,558       48,063        40.6
                                        --------     --------                --------     --------

  Subtotal                              $ 85,252     $ 70,949        20.2    $318,652     $266,004        19.8
Net gain on sale of businesses               -0-          -0-          --      27,974          -0-          --
                                        --------     --------                --------     --------

  Total                                 $ 85,252     $ 70,949        20.2    $346,626     $266,004        30.3
                                        ========     ========                ========     ========

NONINTEREST EXPENSES

Salaries and employee benefits          $ 74,820     $ 64,638        15.8    $290,261     $249,655        16.3
Net occupancy expense                     13,754       14,077        (2.3)     56,278       55,791         0.9
Equipment expense                         15,287       15,150         0.9      62,245       57,033         9.1
Marketing expense                          6,000        4,455        34.7      21,306       18,055        18.0
Postage and supplies expense               5,996        5,336        12.4      24,013       22,199         8.2
Communications expense                     5,676        5,396         5.2      22,926       20,665        10.9
Professional fees                          3,456        4,339       (20.4)     12,134       12,459        (2.6)
Amortization expense                       4,166        4,672       (10.8)     17,054       18,561        (8.1)
Other noninterest expenses                18,518       17,038         8.7      75,900       71,774         5.7
                                        --------     --------                --------     --------

  Total                                 $147,673     $135,101         9.3    $582,117     $526,192        10.6
                                        ========     ========                ========     ========

INTANGIBLE ASSETS                       12/31/98     12/31/97
                                        --------     --------

Goodwill                                $234,688     $250,922
Core deposit intangibles                     627          831


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